UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 10, 2018

Pacific Biosciences of California, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34899	16-1590339
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1305 O’Brien Drive

Menlo Park, California 94025

(Address of principal executive offices, including zip code)

(650) 521-8000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02.    DEPARTURE OF CERTAIN DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(b)

On February 10, 2018, the board of directors of Pacific Biosciences of California, Inc. (the “Company”) determined that Kathy Ordoñez, the Company’s Chief Commercial Officer and Executive Vice President, is an executive officer for purposes of Item 401(b) of Regulation SK and an officer for purposes of the requirements of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that Kevin Corcoran, the Company’s Senior Vice President, Market Development, no longer meets the definition of named executive officer or of a Section 16 officer under the Exchange Act. Mr. Corcoran will continue in his role as Senior Vice President, Market Development, and report to Ms. Ordoñez.

ITEM 8.01.    OTHER EVENTS.

Commencement of Proposed Public Offering of Common Stock

On February 12, 2018, the Company issued a press release announcing the commencement of an underwritten public offering of its common stock pursuant to a shelf registration statement filed on Form S-3 (File No. 333-219642) with the Securities and Exchange Commission, which was declared effective August 18, 2017. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Disclosure update

The Company has updated its disclosure regarding its Legal Proceedings and Risk Factors. The revised disclosure is filed herewith as Exhibit 99.2 and incorporated herein by reference.

This Current Report on Form 8-K, including the exhibits hereto, shall not constitute an offer to sell or the solicitation of an offer to buy any securities of the Company, which is being made only by means of a written prospectus meeting the requirements of Section 10 of the Securities Act, nor shall there be any sale of the Company’s securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated February 12, 2018.

99.2	Legal Proceedings and Risk Factors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pacific Biosciences of California, Inc.

By:	/s/ Susan K. Barnes

Susan K. Barnes Executive Vice President, Chief Financial Officer and Principal Accounting Officer

Date: February 12, 2018